                                                                EXHIBIT 10.16




                                SECOND AMENDMENT

                                     to the

                          TRANSITION SERVICES AGREEMENT

                                     Between

                            FORWARD AIR CORPORATION
                          f/k/a Landair Services, Inc.

                                       and

                               LANDAIR CORPORATION


         This Second Amendment to the Transition Services Agreement (this "Agreement"), dated as of December 31, 2001, is made and entered into by and between FORWARD AIR CORPORATION ("Forward Air"), a Tennessee corporation and LANDAIR CORPORATION ("Landair"), a Tennessee corporation.

         WHEREAS, Forward Air and Landair entered into that certain Transition Services Agreement, dated as of September 18, 1998 (the "Original Agreement"), which provided for, among other things, the continued provision of services by the parties to the Original Agreement;

         WHEREAS, Forward Air and Landair entered into that certain First Amendment to the Original Agreement dated as of February 4, 2000, the Original Agreement and the First Amendment shall collectively be referred to as the "Amended Agreement";

         WHEREAS, the parties over time have agreed to continue certain services and to terminate certain services and, in connection with the continuation of any services as well as the termination of future services the parties wish to specifically provide for the terms and conditions and the allocation of certain costs in connection with the continuation of and the termination of certain services under the Amended Agreement as such agreement is further amended by this Agreement; and





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



         WHEREAS, the parties now desire to amend the Amended Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter expressed, and subject to the satisfaction or waiver of the conditions hereof, the parties hereto agree as follows:

         1. Continuation of Certain Services. The parties understand and agree to continue the joint services set forth on Attachment A to this Agreement for a period ending December 31, 2002.

         2. Resolution of Ownership Issues. In order to resolve any issues as to the ownership of certain assets, the parties agree to the ownership designation of the specific assets set forth on Attachment B.

         3. Existing System Data. The parties agree that the Landair data described on Attachment C which prior to the effective date of this Agreement resided on the AS400, and in various storage files, has been removed by Landair. Subsequent to December 31, 2001, the parties agree that in the event Landair has a need for assistance from Forward Air, which need may include, but not be limited to reloading of historical data and systems support, Forward Air agrees to work with Landair to reload such data and to provide the information on reports required by Landair; provided, however, Forward Air shall not be required to disrupt its own operations and Landair shall pay Forward Air for such assistance at a rate of $100 per hour. The parties further agree that the Landair data set forth on Attachment D shall remain on the Forward Air AS400 for the periods set forth on Attachment D. Should requests for data retrieval subsequent to the time periods set forth on Attachment D be made subsequent to December 31, 2001, the time required by Forward Air personnel shall be billed at the rate set forth above. Landair understands that the continued use of or access to Forward Air systems is not a guarantee of service by Forward Air and, as more completely described in the Original Agreement, that Forward Air shall have no liability in the event that Forward Air shall fail or that such failure shall cause damage or injury to Landair, its systems or its employees.





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

         4. Emergency Generator. The parties agree that the existing emergency generator owned by Landair shall continue to provide emergency backup services to operations at the Greeneville facility. The parties further agree that the ongoing maintenance and support of the generator shall be paid on a 50/50 basis. Forward Air understands that the generator is an emergency backup system and that the use of its services is not a guarantee of service by Landair and, as more completely described in the Original Agreement, that Landair shall have no liability in the event the generator shall fail or shall cause damage or injury to Forward Air, its systems or its employees.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                           FORWARD AIR CORPORATION


                                           By: /s/ Andrew C. Clarke
                                               ---------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------


                                           LANDAIR CORPORATION


                                           By: /s/ Andrew J. Mantey
                                               ---------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------




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


                                  ATTACHMENT A

                                December 31, 2001

                                   FORWARD AIR


              Service                              Allocation Methodology
              -------                              ----------------------

Legal                                         50% to Landair and Forward Air
General Administration Services
  (as identified on Exhibit A-1)              See Exhibit A-1
Corporate Headquarters
   Leasehold Improvements(1)                  50% to Landair and Forward Air
Information Technology Services
  (as identified on Exhibit A-2)              See Exhibit A-2
Receptionist                                  $1,200 per month expense to Landair
                                              through March 31, 2002; $600 per
                                              month expense to Landair after
                                              April 1, 2002


                                     LANDAIR


              Service                              Allocation Methodology
              -------                              ----------------------

Insurance Claims Handling                     As per Original Agreement



---------------
(1) Any future leasehold improvement must be agreed to by both parties.




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




                                   EXHIBIT A-1
                         GENERAL ADMINISTRATIVE SERVICES



Debbie Oldenberg                                Secretary to Chairman
Usual and Customary
  Maintenance Personnel                         Not to exceed $1,350 per month
                                                    without mutual agreement.








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




                                   EXHIBIT A-2
                         INFORMATION TECHNOLOGY SERVICES


                          SERVICES PROVIDED BY LANDAIR

UPS Battery Backup
Generator



                        SERVICES PROVIDED BY FORWARD AIR

Imaging System Access                                    Through June 30, 2002
UPS Battery Backup







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



                                  ATTACHMENT B

                               Ownership of Assets

                                December 31, 2001

                                   FORWARD AIR


     Asset Description                                              Owner
     -----------------                                              -----
All IBM AS400 hardware and                                        Forward Air
  related hardware components
Lucent Telephone System installed in                              Forward Air
  Greeneville headquarters
  (IL #024 144 5949) prior to
  November 2001 (except handsets and
  headsets assigned to Landair employees)
IBM Imaging Software                                              Forward Air
IBM Operating Software/License                                    Forward Air
Trucom Software                                                   Forward Air
Fast Fax Software                                                 Forward Air
Option Management Software                                        Forward Air
Preminos EDI Software                                             Forward Air
CBS Software License ("Software 96")                              Forward Air
Rand McNally                                                      Forward Air
UPS Battery Backup                                                Forward Air


                                     LANDAIR


     Asset Description                                              Owner
     -----------------                                              -----
Lucent Telephone System in                                        Landair
  Greeneville (IL # 022 382 5225)
Emergency power generator                                         Landair
CBS Software License ("Software 96")                              Landair
UPS Battery Backup                                                Landair

                                  ATTACHMENT C

                              EXISTING SYSTEM DATA




                              LANDAIR DATA REMOVED


         Description                                       Periods
         -----------                                       -------
Financial and Operating Data                        1997 thru 2001
Images of scanned documents                         1997 thru November 30, 2001







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



                                  ATTACHMENT D

                            LANDAIR DATA STILL ACTIVE


  Description           Data Periods                    Data Available to Landair
  -----------           ------------                    -------------------------
Claims data         1996 thru March 31, 2001               Thru March 31, 2005(2)
Images scanned      1997 thru November 30, 2001            Thru June 30, 2002





---------------
(2) Forward Air shall be entitled to download and deliver data (along with a copy of the software and any system reports requested by Landair) in the event Forward Air elects to discontinue use of the claims software prior to the agreed date.





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